SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 15, 2001

BARRA, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19690	94-2993326

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Milvia Street, Berkeley, California 94704-1113

(Address of Principal Executive Offices)
(Zip Code)

Registrant’s telephone number, including area code: (510) 548-5442

Not Applicable

(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.
SIGNATURES
Exhibit 2.1
Exhibit 99.1

ITEM 5. OTHER EVENTS.

      (a) On June 15, 2001, Barra, Inc. (“Barra”) entered into an acquisition agreement (the “Acquisition Agreement”) by and among Barra, Symphony Asset Management, Inc., Maestro, LLC, the Company Principals (as defined in the Acquisition Agreement), Symphony Asset Management LLC and The John Nuveen Company. The Acquisition Agreement is attached hereto as Exhibit 2.1 and is incorporated into this report as if fully set forth herein. On June 18, 2001, Barra issued a press release relating to the execution of the Acquisition Agreement. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated into this report as if fully set forth herein.

      (b) Exhibits.

Number	Exhibit

2.1	Acquisition Agreement, dated as of June 15, 2001, by and among Barra, Inc., a Delaware corporation, Symphony Asset Management, Inc., a California corporation, Maestro, LLC, a California limited liability company, the Company Principals (as defined therein), Symphony Asset Management LLC, a California limited liability company, and The John Nuveen Company, a Delaware corporation.

99.1	Press release dated June 18, 2001.

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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARRA, INC.

By:	/s/ Greg V. Stockett

Greg V. Stockett Chief Financial Officer

Dated: June 18, 2001

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